UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 2022

Date of reporting period: July 1, 2021 through June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

EXPLANTORY NOTE

This Registrant is filing this amendment (“Amendment”) to its Form N-CSR for the period ended June 30, 2022, originally filed with the Securities and Exchange Commission on September 6, 2022 (Accession Number 0001193125-22-238802), to reflect revisions to the disclosure in Form N-CSR Item 11 (b) and Item 4 (d) of the certification.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
Undiscovered Managers Funds
June 30, 2022
Undiscovered Managers Behavioral Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 8, 2022 (Unaudited)
Dear Shareholder,

“It remains essential, in our view, that
investors consider the potential
benefits of portfolio diversification
that adapts to near-term market
conditions while cultivating long-term
opportunities.”
— Andrea L. Lisher

The global economic rebound that marked 2021 has been sapped of much of its strength in 2022 by accelerating inflation and rising interest rates, the conflict in Ukraine and the ongoing global impacts of the pandemic. The uncertain economic picture has proven to be particularly challenging for investors.
U.S. equity prices, which had largely led a decade-long rally in global equity, fell sharply in 2022 and turned in their worst first-half performance since 1970. In general, only select U.S. Treasury bonds and U.S. core fixed income saw increased investor demand amid the sell-off in equities.
In response to rising consumer and producer prices and tight labor markets, the U.S. Federal Reserve (the “Fed”) adopted an increasingly aggressive policy stance in 2022, raising its benchmark interest rate by 25 basis points in March, then by 50 basis points in May and by 75 basis points each in June and July. Meanwhile, U.S. gross domestic product fell by 1.6% in the first quarter of 2022 and by an estimated 0.9% in the second quarter.
However, corporate earnings and revenues have largely outpaced certain investor expectations in 2022 amid sustained strength in consumer demand and management efforts to hold down expenses and pass along higher input costs. Further economic resilience was seen in labor markets, where the jobless rate remained at 3.6% from February through June.
In 2022, investors are now facing economic and market circumstances unseen in decades. In the U.S., the highest inflation rate in 40 years and the Fed’s policy response have rattled both equity and fixed income markets. Concurrently, the conflict in Ukraine has constrained both energy supplies to Europe and grain shipments to a range of nations already under economic strain. The Fed and other leading central banks have acknowledged the risks of runaway inflation and have generally pledged to employ a flexible approach to counter those risks without squelching economic growth.
It remains essential, in our view, that investors consider the potential benefits of portfolio diversification that adapts to near-term market conditions, while cultivating long-term opportunities. J.P. Morgan Asset Management will seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.
On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.
Sincerely yours,

Andrea L. Lisher
Head of Americas, Client
J.P. Morgan Asset Management

June 30, 2022	Undiscovered Managers Funds	1

Undiscovered Managers Behavioral Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	(3.20)%
Russell 2000 Value Index	(16.28)%
Net Assets as of 6/30/2022 (In Thousands)	$6,863,108
INVESTMENT OBJECTIVE **
The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.
HOW DID THE MARKET PERFORM?
Equity markets rallied in the second half of 2021 on the back of low interest rates, record corporate earnings and a global economic rebound. However, equity markets in 2022 rendered their worst first-half performance since 1970, amid slowing growth, rapidly rising inflation and the outbreak of military conflict in Ukraine.
By the end of June 2022, the S&P 500 had slumped into bear market territory – generally defined as a 20% or more decline since the last closing high. While bond markets largely underperformed equity markets throughout most of the twelve month period, investor demand for U.S. Treasury bonds bolstered the Bloomberg U.S. Aggregate Index in the second half of the period.
U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits.
A resurgence in the pandemic, particularly the emergence of the Omicron variant of Covid-19, in late 2021 and early 2022 failed to dent the U.S. economy. However, a number of nations reinstated social restrictions and China enacted a “Zero Covid” policy that led to severe lockdowns in several large cities, including Shanghai. The result was a sharp drop in manufacturing and other economic activity across China, which further strained on global supply chains and became a drag on the economies of other emerging market nations.
The S&P 500 reached a new closing high on January 3, 2022, bolstered by record high corporate earnings, sales, cash flows, share repurchases and dividends. However, investor sentiment began to sour as accelerating inflation started to erode consumer confidence and raise expectations for an increase in benchmark interest rates by the U.S. Federal Reserve.
Russia’s invasion of Ukraine at the end of February 2022 initiated a sell-off in global financial markets that was further fueled by the highest U.S. inflation rate in more than 40 years. Equity prices recovered somewhat in March 2022 amid better-than-expected corporate earnings. However, the general trend in global financial markets was downward.
While the S&P 500 had a positive total return of 11.7% in the second half of 2021, the index plummeted in the first half of 2022 and its total return for the twelve-month period was -10.6%. Within U.S. equity markets, prices for small cap stocks declined the most, followed by large cap and mid cap stocks, while growth stocks largely underperformed value stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2022.
The Fund’s security selection in the materials sector and its underweight position in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and information technology sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Devon Energy Corp., Graphic Packaging Holding Co. and First Horizon Corp. Shares of Devon Energy, an oil and natural gas producer, rose amid rising global energy prices and consecutive quarters of better-than-expected earnings. Shares of Graphic Packaging Holding, a paper packaging manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2022. Shares of First Horizon Corp., a banking and financial services company, rose after the company agreed to be acquired by Toronto-Dominion Bank for an estimated $13.4 billion.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in CommScope Holding Co., and its overweight positions in Jeld-Wen Holding Inc. and Terex Corp. Shares of CommScope Holding, a telecommunications infrastructure provider, fell after the company reported lower-than-expected earnings for both the second and third quarters of 2021. Shares of Jeld-Wen Holding, a manufacturer of doors and windows, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2022. Shares of Terex, a construction and mining machinery manufacturer, fell after the company

2	Undiscovered Managers Funds	June 30, 2022

reported lower-than-expected earnings for the fourth quarter of 2021 and issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund’s sub-adviser, Fuller & Thaler Asset Management Inc., looked for stocks that it believed were mispriced based on behavioral biases. The sub-adviser generally utilizes a three-pronged approach that includes i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company; ii) evidence of market overreaction due to behavioral factors; and iii) analysis of the company’s fundamentals with regard to business model, valuation and credit risk.
During the reporting period, the Fund’s largest overweight positions versus the Benchmark were in the financials and materials sectors, while its largest underweight positions versus the Benchmark were in the consumer discretionary and health care sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2022		PERCENT OF TOTAL INVESTMENTS
1.	Graphic Packaging Holding Co.	4.6%
2.	Old National Bancorp	3.1
3.	First Horizon Corp.	2.9
4.	FNB Corp.	2.8
5.	Berry Global Group, Inc.	2.6
6.	Devon Energy Corp.	2.5
7.	Brink's Co. (The)	2.2
8.	Kemper Corp.	2.1
9.	First Citizens BancShares, Inc., Class A	2.1
10.	White Mountains Insurance Group Ltd.	2.1

PORTFOLIO COMPOSTION BY SECTOR AS OF June 30, 2022	PERCENT OF TOTAL INVESTMENTS
Financials	29.3%
Materials	15.6
Industrials	12.6
Utilities	6.8
Real Estate	6.5
Consumer Discretionary	6.1
Information Technology	5.3
Energy	4.4
Health Care	4.1
Consumer Staples	3.1
Communication Services	0.6
Short-Term Investments	5.6

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

June 30, 2022	Undiscovered Managers Funds	3

Undiscovered Managers Behavioral Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2022 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2022

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
With Sales Charge *		(8.62)%	6.50%	10.70%
Without Sales Charge		(3.56)	7.65	11.30
CLASS C SHARES	June 4, 2004
With CDSC **		(5.04)	7.12	10.86
Without CDSC		(4.04)	7.12	10.86
Class I SHARES	April 30, 2013	(3.32)	7.92	11.58
Class L SHARES	December 28, 1998	(3.20)	8.08	11.73
Class R2 SHARES	April 30, 2013	(3.83)	7.38	11.05
Class R3 SHARES	March 1, 2017	(3.59)	7.65	11.30
Class R4 SHARES	March 1, 2017	(3.34)	7.92	11.58
Class R5 SHARES	March 1, 2017	(3.20)	8.08	11.73
Class R6 SHARES	April 30, 2013	(3.11)	8.19	11.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR PERFORMANCE  (6/30/12 TO 6/30/22)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 and Class I Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of the Class A, Class I and Class L Shares, respectively. The actual returns for Class R3, Class R4 and Class R5 Shares would have been similar to those shown because Class R3, Class R4 and Class R5 Shares have similar expenses to Class A, Class I and Class L Shares, respectively.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the Undiscovered Managers Behavioral Value Fund and the Russell 2000 Value Index from June 30, 2012 to June 30, 2022. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

4	Undiscovered Managers Funds	June 30, 2022

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2022	Undiscovered Managers Funds	5

Undiscovered Managers Behavioral Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.4%
Auto Components — 2.0%
American Axle & Manufacturing Holdings, Inc. *	2,532	19,064
Gentherm, Inc. *	709	44,267
Tenneco, Inc., Class A *	4,137	70,986
		134,317
Banks — 20.5%
Bancorp, Inc. (The) *	1,261	24,624
Brookline Bancorp, Inc.	2,974	39,581
Citizens Financial Group, Inc.	3,397	121,253
First Citizens BancShares, Inc., Class A	220	143,876
First Hawaiian, Inc.	2,587	58,748
First Horizon Corp.	9,067	198,206
FNB Corp.	17,895	194,335
Hope Bancorp, Inc.	6,302	87,223
Huntington Bancshares, Inc.	10,592	127,420
KeyCorp	5,342	92,041
Old National Bancorp	14,274	211,108
Simmons First National Corp., Class A	1,262	26,831
Texas Capital Bancshares, Inc. *	633	33,343
United Bankshares, Inc.	1,393	48,852
		1,407,441
Beverages — 1.1%
Primo Water Corp.	5,670	75,863
Building Products — 2.7%
Builders FirstSource, Inc. *	308	16,553
JELD-WEN Holding, Inc. *	6,780	98,917
Resideo Technologies, Inc. *	3,441	66,825
		182,295
Capital Markets — 0.5%
Janus Henderson Group plc	1,351	31,758
Chemicals — 4.4%
Cabot Corp.	1,815	115,803
Koppers Holdings, Inc.	1,646	37,256
Olin Corp.	2,545	117,791
Trinseo plc	847	32,577
		303,427
Commercial Services & Supplies — 3.0%
Brink's Co. (The)	2,482	150,679
Harsco Corp. *	979	6,963
MillerKnoll, Inc.	1,724	45,282
		202,924
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.9%
ADTRAN, Inc.	1,578	27,655
CommScope Holding Co., Inc. *	5,289	32,371
		60,026
Construction & Engineering — 0.9%
Granite Construction, Inc.	2,157	62,847
Construction Materials — 0.6%
Eagle Materials, Inc.	358	39,338
Containers & Packaging — 10.3%
Berry Global Group, Inc. *	3,262	178,254
Crown Holdings, Inc.	1,310	120,708
Graphic Packaging Holding Co.	15,305	313,752
Greif, Inc., Class A	1,019	63,564
Silgan Holdings, Inc.	796	32,933
		709,211
Diversified Consumer Services — 0.4%
Frontdoor, Inc. *	1,050	25,290
Electric Utilities — 1.9%
Portland General Electric Co.	2,714	131,150
Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	672	28,839
Energy Equipment & Services — 1.1%
Patterson-UTI Energy, Inc.	3,253	51,262
TETRA Technologies, Inc. *	5,663	22,992
		74,254
Equity Real Estate Investment Trusts (REITs) — 6.3%
Alexander & Baldwin, Inc.	955	17,148
Brixmor Property Group, Inc.	4,367	88,248
Chatham Lodging Trust *	2,457	25,674
Franklin Street Properties Corp.	5,365	22,370
Healthcare Realty Trust, Inc. (a)	3,087	83,975
Kite Realty Group Trust	4,779	82,633
Physicians Realty Trust	3,501	61,092
Rayonier, Inc.	1,439	53,806
		434,946
Gas Utilities — 3.0%
Southwest Gas Holdings, Inc.	1,367	119,072
Spire, Inc.	1,196	88,936
		208,008
Health Care Equipment & Supplies — 0.7%
ICU Medical, Inc. *	275	45,254
SEE NOTES TO FINANCIAL STATEMENTS.

6	Undiscovered Managers Funds	June 30, 2022

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 2.9%
Ensign Group, Inc. (The)	1,914	140,620
ModivCare, Inc. *	684	57,788
		198,408
Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc. *	2,275	33,746
Household Durables — 1.0%
Tri Pointe Homes, Inc. *	4,045	68,248
Household Products — 2.0%
Energizer Holdings, Inc.	2,845	80,649
Reynolds Consumer Products, Inc. (a)	2,177	59,370
		140,019
Insurance — 7.7%
Assured Guaranty Ltd.	830	46,319
CNO Financial Group, Inc.	5,358	96,925
Enstar Group Ltd. * (a)	271	57,914
Horace Mann Educators Corp.	254	9,746
James River Group Holdings Ltd.	1,083	26,838
Kemper Corp.	3,064	146,743
White Mountains Insurance Group Ltd.	114	142,409
		526,894
IT Services — 1.2%
Maximus, Inc.	1,312	82,020
Machinery — 1.5%
Enerpac Tool Group Corp.	544	10,348
Hyster-Yale Materials Handling, Inc. (a)	189	6,100
Kennametal, Inc.	1,327	30,816
Terex Corp.	2,055	56,251
		103,515
Marine — 0.8%
Matson, Inc.	754	54,918
Media — 0.6%
TEGNA, Inc.	1,991	41,746
Metals & Mining — 0.2%
Commercial Metals Co.	311	10,292
Multi-Utilities — 1.9%
Black Hills Corp.	1,141	83,009
NorthWestern Corp.	802	47,274
		130,283
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 3.3%
Devon Energy Corp.	3,085	170,010
Range Resources Corp. *	2,340	57,906
		227,916
Paper & Forest Products — 0.1%
Glatfelter Corp.	1,429	9,829
Professional Services — 1.3%
Science Applications International Corp.	973	90,547
Real Estate Management & Development — 0.2%
DigitalBridge Group, Inc., REIT *	3,364	16,417
Software — 2.8%
Dolby Laboratories, Inc., Class A	1,001	71,627
NCR Corp. *	3,041	94,600
Verint Systems, Inc. *	539	22,842
		189,069
Specialty Retail — 0.1%
Designer Brands, Inc., Class A	409	5,340
Textiles, Apparel & Luxury Goods — 2.6%
Carter's, Inc.	610	43,003
Columbia Sportswear Co.	1,070	76,593
Hanesbrands, Inc.	5,915	60,862
		180,458
Thrifts & Mortgage Finance — 0.6%
Radian Group, Inc.	2,166	42,558
Trading Companies & Distributors — 2.4%
Applied Industrial Technologies, Inc.	658	63,318
Beacon Roofing Supply, Inc. *	1,430	73,446
MRC Global, Inc. *	3,106	30,933
		167,697
Total Common Stocks (Cost $5,458,711)		6,477,108
Short Term Investments — 5.5%
Investment Companies — 5.4%
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (b) (c) (Cost $370,454)	370,383	370,457
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	Undiscovered Managers Funds	7

Undiscovered Managers Behavioral Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2022 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 0.1%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (b) (c)	8,941	8,936
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (b) (c)	2,397	2,397
Total Investment of Cash Collateral from Securities Loaned (Cost $11,332)		11,333
Total Short Term Investments (Cost $381,786)		381,790
Total Investments — 99.9% (Cost $5,840,497)		6,858,898
Other Assets Less Liabilities — 0.1%		4,210
NET ASSETS — 100.0%		6,863,108

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2022. The total value of securities on loan at June 30, 2022 is $10,941.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2022.
SEE NOTES TO FINANCIAL STATEMENTS.

8	Undiscovered Managers Funds	June 30, 2022

STATEMENT OF ASSETS AND LIABILITIES
AS OF June 30, 2022
(Amounts in thousands, except per share amounts)

Undiscovered Managers Behavioral Value Fund
ASSETS:
Investments in non-affiliates, at value	$6,477,108
Investments in affiliates, at value	370,457
Investments of cash collateral received from securities loaned, at value (See Note 2.B)	11,333
Cash	212
Receivables:
Investment securities sold	9,322
Fund shares sold	9,230
Dividends from non-affiliates	8,989
Dividends from affiliates	16
Securities lending income (See Note 2.B)	1
Other assets	40
Total Assets	6,886,708
LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.B)	11,333
Fund shares redeemed	6,820
Accrued liabilities:
Investment advisory fees	4,117
Administration fees	414
Distribution fees	161
Service fees	538
Custodian and accounting fees	40
Other	177
Total Liabilities	23,600
Net Assets	$6,863,108
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	Undiscovered Managers Funds	9

STATEMENT OF ASSETS AND LIABILITIES
AS OF June 30, 2022 (continued)
(Amounts in thousands, except per share amounts)
Undiscovered Managers Behavioral Value Fund
NET ASSETS:
Paid-in-Capital	$5,491,703
Total distributable earnings (loss)	1,371,405
Total Net Assets:	$6,863,108
Net Assets:
Class A	$518,471
Class C	62,159
Class I	1,669,775
Class L	2,321,525
Class R2	12,917
Class R3	5,977
Class R4	6,205
Class R5	17,819
Class R6	2,248,260
Total	$6,863,108
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,959
Class C	896
Class I	21,863
Class L	30,263
Class R2	175
Class R3	81
Class R4	82
Class R5	233
Class R6	29,246
Net Asset Value (a):
Class A — Redemption price per share	$74.51
Class C — Offering price per share (b)	69.37
Class I — Offering and redemption price per share	76.37
Class L — Offering and redemption price per share	76.71
Class R2 — Offering and redemption price per share	73.53
Class R3 — Offering and redemption price per share	73.66
Class R4 — Offering and redemption price per share	76.18
Class R5 — Offering and redemption price per share	76.65
Class R6 — Offering and redemption price per share	76.87
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$78.64
Cost of investments in non-affiliates	$5,458,711
Cost of investments in affiliates	370,454
Investment securities on loan, at value (See Note 2.B)	10,941
Cost of investment of cash collateral (See Note 2.B)	11,332

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

10	Undiscovered Managers Funds	June 30, 2022

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022
(Amounts in thousands)

Undiscovered Managers Behavioral Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$145,867
Dividend income from affiliates	639
Income from securities lending (net) (See Note 2.B)	70
Total investment income	146,576
EXPENSES:
Investment advisory fees	56,658
Administration fees	5,666
Distribution fees:
Class A	1,294
Class C	587
Class R2	105
Class R3	16
Service fees:
Class A	1,294
Class C	196
Class I	4,905
Class L	2,623
Class R3	16
Class R4	7
Class R5	19
Custodian and accounting fees	253
Interest expense to affiliates	7
Professional fees	131
Trustees’ and Chief Compliance Officer’s fees	47
Printing and mailing costs	407
Registration and filing fees	316
Transfer agency fees (See Note 2.E)	373
Other	503
Total expenses	75,423
Less fees waived	(4,562)
Less expense reimbursements	(3)
Net expenses	70,858
Net investment income (loss)	75,718
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	Undiscovered Managers Funds	11

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED June 30, 2022 (continued)
(Amounts in thousands)
Undiscovered Managers Behavioral Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$739,303
Investments in affiliates	(40)
Net realized gain (loss)	739,263
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,059,258)
Investments in affiliates	13
Change in net unrealized appreciation/depreciation	(1,059,245)
Net realized/unrealized gains (losses)	(319,982)
Change in net assets resulting from operations	$(244,264)
SEE NOTES TO FINANCIAL STATEMENTS.

12	Undiscovered Managers Funds	June 30, 2022

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$75,718	$59,717
Net realized gain (loss)	739,263	152,917
Change in net unrealized appreciation/depreciation	(1,059,245)	2,740,808
Change in net assets resulting from operations	(244,264)	2,953,442
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,952)	(2,133)
Class C	(2,215)	(15)
Class I	(68,227)	(7,011)
Class L	(90,833)	(18,134)
Class R2	(395)	(78)
Class R3	(203)	(38)
Class R4	(98)	(15)
Class R5	(662)	(119)
Class R6	(81,631)	(14,680)
Total distributions to shareholders	(260,216)	(42,223)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	147,944	658,944
NET ASSETS:
Change in net assets	(356,536)	3,570,163
Beginning of period	7,219,644	3,649,481
End of period	$6,863,108	$7,219,644
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	Undiscovered Managers Funds	13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Undiscovered Managers Behavioral Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$174,060	$131,677
Distributions reinvested	14,108	1,867
Cost of shares redeemed	(124,494)	(171,536)
Change in net assets resulting from Class A capital transactions	63,674	(37,992)
Class C
Proceeds from shares issued	8,349	9,177
Distributions reinvested	2,171	14
Cost of shares redeemed	(33,002)	(47,962)
Change in net assets resulting from Class C capital transactions	(22,482)	(38,771)
Class I
Proceeds from shares issued	1,145,651	1,215,164
Distributions reinvested	37,126	5,327
Cost of shares redeemed	(1,212,570)	(483,643)
Change in net assets resulting from Class I capital transactions	(29,793)	736,848
Class L
Proceeds from shares issued	678,463	648,164
Distributions reinvested	81,975	15,784
Cost of shares redeemed	(893,844)	(1,055,197)
Change in net assets resulting from Class L capital transactions	(133,406)	(391,249)
Class R2
Proceeds from shares issued	4,073	3,832
Distributions reinvested	395	78
Cost of shares redeemed	(3,767)	(13,328)
Change in net assets resulting from Class R2 capital transactions	701	(9,418)
Class R3
Proceeds from shares issued	3,820	4,153
Distributions reinvested	203	38
Cost of shares redeemed	(3,792)	(5,581)
Change in net assets resulting from Class R3 capital transactions	231	(1,390)
Class R4
Proceeds from shares issued	5,113	1,337
Distributions reinvested	98	15
Cost of shares redeemed	(1,125)	(1,444)
Change in net assets resulting from Class R4 capital transactions	4,086	(92)
SEE NOTES TO FINANCIAL STATEMENTS.

14	Undiscovered Managers Funds	June 30, 2022

	Undiscovered Managers Behavioral Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$5,771	$8,422
Distributions reinvested	505	76
Cost of shares redeemed	(6,459)	(5,930)
Change in net assets resulting from Class R5 capital transactions	(183)	2,568
Class R6
Proceeds from shares issued	889,600	980,164
Distributions reinvested	49,400	9,920
Cost of shares redeemed	(673,884)	(591,644)
Change in net assets resulting from Class R6 capital transactions	265,116	398,440
Total change in net assets resulting from capital transactions	$147,944	$658,944
SHARE TRANSACTIONS:
Class A
Issued	2,155	2,001
Reinvested	181	30
Redeemed	(1,548)	(2,931)
Change in Class A Shares	788	(900)
Class C
Issued	112	146
Reinvested	30	—(a)
Redeemed	(441)	(914)
Change in Class C Shares	(299)	(768)
Class I
Issued	13,735	17,430
Reinvested	464	85
Redeemed	(14,933)	(7,338)
Change in Class I Shares	(734)	10,177
Class L
Issued	8,177	9,911
Reinvested	1,021	250
Redeemed	(10,694)	(18,491)
Change in Class L Shares	(1,496)	(8,330)
Class R2
Issued	51	61
Reinvested	5	1
Redeemed	(48)	(211)
Change in Class R2 Shares	8	(149)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	Undiscovered Managers Funds	15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	Undiscovered Managers Behavioral Value Fund
	Year Ended June 30, 2022	Year Ended June 30, 2021
SHARE TRANSACTIONS: (continued)
Class R3
Issued	48	70
Reinvested	3	1
Redeemed	(48)	(91)
Change in Class R3 Shares	3	(20)
Class R4
Issued	61	18
Reinvested	1	—(a)
Redeemed	(13)	(21)
Change in Class R4 Shares	49	(3)
Class R5
Issued	70	117
Reinvested	6	1
Redeemed	(78)	(88)
Change in Class R5 Shares	(2)	30
Class R6
Issued	10,678	15,902
Reinvested	615	157
Redeemed	(8,086)	(9,541)
Change in Class R6 Shares	3,207	6,518

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

16	Undiscovered Managers Funds	June 30, 2022

THIS PAGE IS INTENTIONALLY LEFT BLANK

17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Undiscovered Managers Behavioral Value Fund
Class A
Year Ended June 30, 2022	$79.82	$0.55	$(3.28)	$(2.73)	$(0.54)	$(2.04)	$(2.58)
Year Ended June 30, 2021	43.66	0.49	36.02	36.51	(0.35)	—	(0.35)
Year Ended June 30, 2020	60.63	0.50	(14.56)	(14.06)	(0.23)	(2.68)	(2.91)
September 1, 2018 through June 30, 2019 (f)	73.97	0.51	(7.92)	(7.41)	(0.54)	(5.39)	(5.93)
Year Ended August 31, 2018	63.57	0.59	12.77	13.36	(0.46)	(2.50)	(2.96)
Year Ended August 31, 2017	60.15	0.32	4.95	5.27	(0.40)	(1.45)	(1.85)
Class C
Year Ended June 30, 2022	74.40	0.12	(3.02)	(2.90)	(0.09)	(2.04)	(2.13)
Year Ended June 30, 2021	40.67	0.16	33.58	33.74	(0.01)	—	(0.01)
Year Ended June 30, 2020	56.73	0.21	(13.59)	(13.38)	—	(2.68)	(2.68)
September 1, 2018 through June 30, 2019 (f)	69.55	0.24	(7.43)	(7.19)	(0.24)	(5.39)	(5.63)
Year Ended August 31, 2018	59.93	0.24	12.01	12.25	(0.13)	(2.50)	(2.63)
Year Ended August 31, 2017	56.84	0.01	4.67	4.68	(0.14)	(1.45)	(1.59)
Class I
Year Ended June 30, 2022	81.75	0.76	(3.37)	(2.61)	(0.73)	(2.04)	(2.77)
Year Ended June 30, 2021	44.72	0.70	36.85	37.55	(0.52)	—	(0.52)
Year Ended June 30, 2020	62.04	0.65	(14.88)	(14.23)	(0.41)	(2.68)	(3.09)
September 1, 2018 through June 30, 2019 (f)	75.61	0.65	(8.11)	(7.46)	(0.72)	(5.39)	(6.11)
Year Ended August 31, 2018	64.95	0.78	13.04	13.82	(0.66)	(2.50)	(3.16)
Year Ended August 31, 2017	61.41	0.50	5.04	5.54	(0.55)	(1.45)	(2.00)
Class L
Year Ended June 30, 2022	82.10	0.86	(3.38)	(2.52)	(0.83)	(2.04)	(2.87)
Year Ended June 30, 2021	44.88	0.75	37.05	37.80	(0.58)	—	(0.58)
Year Ended June 30, 2020	62.25	0.74	(14.93)	(14.19)	(0.50)	(2.68)	(3.18)
September 1, 2018 through June 30, 2019 (f)	75.89	0.74	(8.16)	(7.42)	(0.83)	(5.39)	(6.22)
Year Ended August 31, 2018	65.17	0.88	13.10	13.98	(0.76)	(2.50)	(3.26)
Year Ended August 31, 2017	61.60	0.59	5.07	5.66	(0.64)	(1.45)	(2.09)
Class R2
Year Ended June 30, 2022	78.78	0.32	(3.23)	(2.91)	(0.30)	(2.04)	(2.34)
Year Ended June 30, 2021	43.14	0.29	35.61	35.90	(0.26)	—	(0.26)
Year Ended June 30, 2020	59.98	0.37	(14.41)	(14.04)	(0.12)	(2.68)	(2.80)
September 1, 2018 through June 30, 2019 (f)	73.28	0.37	(7.83)	(7.46)	(0.45)	(5.39)	(5.84)
Year Ended August 31, 2018	63.05	0.42	12.65	13.07	(0.34)	(2.50)	(2.84)
Year Ended August 31, 2017	59.78	0.17	4.90	5.07	(0.35)	(1.45)	(1.80)
Class R3
Year Ended June 30, 2022	78.96	0.50	(3.22)	(2.72)	(0.54)	(2.04)	(2.58)
Year Ended June 30, 2021	43.23	0.48	35.65	36.13	(0.40)	—	(0.40)
Year Ended June 30, 2020	60.14	0.51	(14.42)	(13.91)	(0.32)	(2.68)	(3.00)
September 1, 2018 through June 30, 2019 (f)	73.69	0.44	(7.86)	(7.42)	(0.74)	(5.39)	(6.13)
Year Ended August 31, 2018	63.57	0.47	12.86	13.33	(0.71)	(2.50)	(3.21)
March 1, 2017 (g) through August 31, 2017	64.80	0.13	(1.36)	(1.23)	—	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

18	Undiscovered Managers Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excluding sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$74.51	(3.56)%	$518,471	1.27%	0.68%	1.35%	37%
79.82	83.87	492,556	1.29	0.78	1.34	30
43.66	(24.49)	308,675	1.30	0.92	1.35	44
60.63	(9.41)	596,068	1.30	0.99	1.35	35
73.97	21.46	888,695	1.29	0.86	1.35	29
63.57	8.76	907,053	1.28	0.51	1.76	24

69.37	(4.04)	62,159	1.77	0.15	1.85	37
74.40	82.97	88,919	1.79	0.27	1.84	30
40.67	(24.87)	79,818	1.80	0.42	1.85	44
56.73	(9.78)	162,769	1.80	0.48	1.85	35
69.55	20.85	233,455	1.79	0.37	1.85	29
59.93	8.22	247,259	1.78	0.02	2.23	24

76.37	(3.32)	1,669,775	1.02	0.91	1.10	37
81.75	84.32	1,847,319	1.05	1.02	1.10	30
44.72	(24.29)	555,350	1.05	1.18	1.10	44
62.04	(9.22)	963,136	1.05	1.24	1.10	35
75.61	21.75	1,220,927	1.04	1.11	1.10	29
64.95	9.03	1,145,714	1.03	0.77	1.44	24

76.71	(3.20)	2,321,525	0.90	1.04	0.95	37
82.10	84.61	2,607,467	0.90	1.18	0.95	30
44.88	(24.18)	1,799,190	0.90	1.34	0.95	44
62.25	(9.11)	2,621,266	0.90	1.39	0.95	35
75.89	21.95	3,589,067	0.90	1.24	0.95	29
65.17	9.19	2,873,203	0.88	0.91	1.28	24

73.53	(3.83)	12,917	1.55	0.40	1.62	37
78.78	83.41	13,172	1.54	0.49	1.61	30
43.14	(24.68)	13,640	1.55	0.71	1.62	44
59.98	(9.59)	18,078	1.55	0.72	1.63	35
73.28	21.16	20,684	1.54	0.61	1.63	29
63.05	8.47	17,759	1.53	0.27	2.05	24

73.66	(3.59)	5,977	1.30	0.63	1.35	37
78.96	83.86	6,122	1.29	0.78	1.35	30
43.23	(24.48)	4,254	1.30	0.99	1.36	44
60.14	(9.41)	3,935	1.29	0.88	1.36	35
73.69	21.45	1,784	1.30	0.67	1.38	29
63.57	(1.90)	133	1.29	0.40	1.66	24
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	Undiscovered Managers Funds	19

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Undiscovered Managers Behavioral Value Fund (continued)
Class R4
Year Ended June 30, 2022	$81.55	$0.81	$(3.42)	$(2.61)	$(0.72)	$(2.04)	$(2.76)
Year Ended June 30, 2021	44.58	0.67	36.77	37.44	(0.47)	—	(0.47)
Year Ended June 30, 2020	61.89	0.67	(14.86)	(14.19)	(0.44)	(2.68)	(3.12)
September 1, 2018 through June 30, 2019 (f)	75.50	0.63	(8.09)	(7.46)	(0.76)	(5.39)	(6.15)
Year Ended August 31, 2018	64.94	0.76	13.06	13.82	(0.76)	(2.50)	(3.26)
March 1, 2017 (g) through August 31, 2017	66.12	0.15	(1.33)	(1.18)	—	—	—
Class R5
Year Ended June 30, 2022	82.04	0.87	(3.39)	(2.52)	(0.83)	(2.04)	(2.87)
Year Ended June 30, 2021	44.86	0.78	36.99	37.77	(0.59)	—	(0.59)
Year Ended June 30, 2020	62.20	0.77	(14.95)	(14.18)	(0.48)	(2.68)	(3.16)
September 1, 2018 through June 30, 2019 (f)	75.88	0.61	(8.04)	(7.43)	(0.86)	(5.39)	(6.25)
Year Ended August 31, 2018	65.17	0.72	13.26	13.98	(0.77)	(2.50)	(3.27)
March 1, 2017 (g) through August 31, 2017	66.30	0.29	(1.42)	(1.13)	—	—	—
Class R6
Year Ended June 30, 2022	82.27	0.95	(3.40)	(2.45)	(0.91)	(2.04)	(2.95)
Year Ended June 30, 2021	44.97	0.84	37.10	37.94	(0.64)	—	(0.64)
Year Ended June 30, 2020	62.36	0.80	(14.95)	(14.15)	(0.56)	(2.68)	(3.24)
September 1, 2018 through June 30, 2019 (f)	76.05	0.74	(8.14)	(7.40)	(0.90)	(5.39)	(6.29)
Year Ended August 31, 2018	65.29	0.94	13.15	14.09	(0.83)	(2.50)	(3.33)
Year Ended August 31, 2017	61.70	0.66	5.07	5.73	(0.69)	(1.45)	(2.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	The Fund changed its fiscal year end from August 31st to June 30th.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

20	Undiscovered Managers Funds	June 30, 2022

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excluding sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$76.18	(3.34)%	$6,205	1.05%	0.99%	1.12%	37%
81.55	84.31	2,690	1.05	1.02	1.11	30
44.58	(24.29)	1,584	1.05	1.20	1.11	44
61.89	(9.22)	2,827	1.05	1.20	1.11	35
75.50	21.76	2,461	1.05	1.08	1.10	29
64.94	(1.78)	1,586	1.04	0.47	1.42	24

76.65	(3.20)	17,819	0.90	1.05	0.95	37
82.04	84.60	19,235	0.90	1.20	0.95	30
44.86	(24.18)	9,215	0.90	1.40	0.96	44
62.20	(9.11)	14,636	0.89	1.18	0.95	35
75.88	21.95	4,521	0.90	1.00	1.02	29
65.17	(1.70)	821	0.89	0.88	1.26	24

76.87	(3.11)	2,248,260	0.80	1.14	0.85	37
82.27	84.79	2,142,164	0.80	1.29	0.84	30
44.97	(24.10)	877,755	0.80	1.47	0.85	44
62.36	(9.04)	993,739	0.80	1.41	0.85	35
76.05	22.08	727,352	0.80	1.33	0.85	29
65.29	9.29	464,750	0.78	1.01	1.16	24
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2022	Undiscovered Managers Funds	21

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022
(Dollar values in thousands)
1. Organization
Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following is a separate fund of the Trust (the "Fund") covered by this report:
	Classes Offered	Diversification Classification
Undiscovered Managers Behavioral Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversfied
The investment objective of the Fund is capital appreciation.
Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund's prospectus. Prior to April 15, 2020, Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares were publicly offered on a limited basis. Investors were not eligible to purchase shares of the Fund unless they met certain requirements as described in the Fund's prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund's prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund's investments. The Administrator implements the valuation policies of the Fund's investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

22	Undiscovered Managers Funds	June 30, 2022

•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,858,898	$—	$—	$6,858,898

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.
The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents the Fund's value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of June 30, 2022.
Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$10,941	$(10,941)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

June 30, 2022	Undiscovered Managers Funds	23

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2022, JPMIM waived fees associated with the Fund's investment in the JPMorgan U.S. Government Money Market Fund as follows:
$6
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).
C. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended June 30, 2022
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2022	Shares at June 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 1.54% (a) (b)	$25,651	$3,165,369	$2,820,526	$(40)	$3	$370,457	370,383	$639	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 1.50% (a) (b)	108,966	441,999	542,000	(39)*	10	8,936	8,941	84*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 1.38% (a) (b)	13,210	214,093	224,906	—	—	2,397	2,397	9*	—
Total	$147,827	$3,821,461	$3,587,432	$(79)	$13	$381,790		$732	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2022.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.
To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
E. Allocation of Income and Expenses— Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2022 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Transfer agency fees	$20	$4	$145	$144	$3	$—(a)	$1	$1	$55	$373

(a)	Amount rounds to less than one thousand.

24	Undiscovered Managers Funds	June 30, 2022

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund's tax positions for all open tax years and has determined that as of June 30, 2022, no liability for Federal income tax is required in the Fund's financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$88,786	$(1,296)	$(87,490)
The reclassifications for the Fund relate primarily to investments and tax equalization.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.
A Sub-advisory Agreement exists between JPMIM and Fuller & Thaler Asset Management, Inc. for the Fund. Under the terms of the Sub-Advisory Agreement, JPMIM pays the sub-adviser a portion of fees received by JPMIM.
The Adviser waived investment advisory fees and/or reimbursed expenses outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund's average daily net assets, plus 0.050% of the Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Fund's average daily net assets in excess of $25 billion. For the year ended June 30, 2022, the effective rate was 0.075% of the Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Fund's sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund's principal underwriter and promotes and arranges for the sale of the Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

June 30, 2022	Undiscovered Managers Funds	25

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2022, JPMDS retained the following:
Front-End Sales Charge	CDSC
$61	$—(a)

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.
F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund's respective average daily net assets as shown in the table below:
Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
1.24% (1)	1.74% (1)	0.99% (1)	0.90%	1.55%	1.30%	1.05%	0.90%	0.80%

(1)	Prior to January 1, 2022, the contractual expense limitation was 1.30%, 1.80% and 1.05% for Class A, Class C and Class I Shares, respectively.
The expense limitation agreement was in effect for the year ended June 30, 2022 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022, except Class A, Class C and Class I Shares are in place until at least October 31, 2023.
For the year ended June 30, 2022, the Fund's service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$3,053	$306	$1,006	$4,365	$3
Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.
The amount of these waivers resulting from investments in these money market funds for the year ended June 30, 2022 was $196.

26	Undiscovered Managers Funds	June 30, 2022

Effective January 1, 2022, JPMIM voluntarily agreed to reimburse the Fund for the Trustee Fees paid to one of the interested Trustees. For the period January 1, 2022 through June 30, 2022 the amount of these waivers was $1.
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2022, purchases and sales of investments (excluding short-term investments) were as follows:
Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$2,683,277	$3,071,697
During the year ended June 30, 2022, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2022 were as follows:
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$6,005,345	$1,196,992	$343,439	$853,553
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$139,972	$120,244	$260,216

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2021 was as follows:
Ordinary Income*	Total Distributions Paid
$42,223	$42,223

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2022	Undiscovered Managers Funds	27

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2022 (continued)
(Dollar values in thousands)
As of June 30, 2022, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$74,082	$443,832	$853,553
The cumulative timing differences primarily consist of wash sale loss deferrals.
As of June 30, 2022, the Fund did not have any net capital loss carryforwards.
6. Borrowings
The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund's borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Fund had no borrowings outstanding from another fund as of June 30, 2022. Average borrowings from the Facility for the year ended June 30, 2022, were as follows:
Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
$35,609	0.82%	9	$7
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to theFund'sborrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.
The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2022.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 9, 2022, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a change in the interest associated with any borrowing to the higher, on the day of the borrowing, of (a) the federal funds effective rate, or (b) the one-month Adjusted SOFR Rate plus Applicable Margin.
The Fund did not utilize the Credit Facility during the year ended June 30, 2022.

28	Undiscovered Managers Funds	June 30, 2022

7. Risks, Concentrations and Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.
As of June 30, 2022, the Fund had two individual shareholders and/or non-affiliated omnibus accounts, which owned 32.6% of the Fund's outstanding shares.
Significant shareholder transactions by these shareholders may impact the Fund's performance and liquidity.
LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA's consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of the Fund's loans, notes, derivatives and other instruments or investments comprising some or all of the Fund's investments and result in costs incurred in connection with changing reference rates used for positions closing out positions and entering into new trades. Certain of the Fund's investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.
The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2022	Undiscovered Managers Funds	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of Undiscovered Managers Funds and Shareholders of Undiscovered Managers Behavioral Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Undiscovered Managers Behavioral Value Fund (one of the funds constituting Undiscovered Managers Funds, referred to hereafter as the "Fund") as of June 30, 2022, the related statement of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
August 29, 2022
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

30	Undiscovered Managers Funds	June 30, 2022

TRUSTEES
(Unaudited)
The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	167	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present)
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered brokerdealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	167	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	167	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	167
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America U.S. Holdings (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	167	None

June 30, 2022	Undiscovered Managers Funds	31

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	167	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	167
Advisory Board Member, Penso
Advisors LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	167
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	167	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	167	None
Marilyn McCoy (1948); Trustee since 2005.	Vice President of Administration and Planning, Northwestern University (1985-present).	167	None

32	Undiscovered Managers Funds	June 30, 2022

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Dr. Robert A. Oden, Jr. (1946); Trustee since 2005.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	167
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021);Trustee, Dartmouth-
Hitchcock MedicalCenter (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	167	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2022.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	167
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of the Global ETF Business for JPMorgan Asset Management (2013-2017); Head of the Global Liquidity Business for JPMorgan Asset Management (2003-2013).	167	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	167	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee(2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the Mutual Fund Board, the ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board’s current retirement policy sets retirement at the end of the calendar year in which the
Trustee attains the age of 75, provided that any Board member who was a member of the Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (167 J.P. Morgan Funds).

June 30, 2022	Undiscovered Managers Funds	33

TRUSTEES
(Unaudited) (continued)
*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from
JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January
2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

34	Undiscovered Managers Funds	June 30, 2022

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Senior Director and Counsel,
Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 to June 2021.

Matthew Beck (1988), Assistant Secretary (2021)***
Vice President and Assistant General Counsel, JPMorgan Chase since May 2021; Senior Legal Counsel, Ultimus
Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)**
Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and
Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.
Max Vogel (1990), Assistant Secretary (2021)**
Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose
LLP (law firm) from March 2017 to June 2021; Associate, Stroock & Stroock & Lavan LLP (law firm) from
October 2015 to March 2017.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

June 30, 2022	Undiscovered Managers Funds	35

OFFICERS
(Unaudited) (continued)

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.
**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.
***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

36	Undiscovered Managers Funds	June 30, 2022

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2022, and continued to hold your shares at the end of the reporting period, June 30, 2022.
Actual Expenses
For each Class of Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
Undiscovered Managers Behavioral Value Fund
Class A
Actual	$1,000.00	$919.00	$5.90	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	916.70	8.27	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	920.00	4.71	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	920.40	4.29	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R2
Actual	1,000.00	917.60	7.37	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R3
Actual	1,000.00	918.70	6.18	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R4
Actual	1,000.00	919.80	5.00	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class R5
Actual	1,000.00	920.50	4.29	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

June 30, 2022	Undiscovered Managers Funds	37

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During the Period*	Annualized Expense Ratio
Undiscovered Managers Behavioral Value Fund (continued)
Class R6
Actual	$1,000.00	$920.90	$3.81	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	Undiscovered Managers Funds	June 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
The Undiscovered Managers Behavioral Value Fund (the “Fund”) has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2022, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. During the Program Reporting Period, the Program was amended, pursuant to an exemptive order from the Securities and Exchange Commission, to permit the Fund to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. The
Report discussed the implementation of these changes. No other material changes were made to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; ; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the exemptive order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

June 30, 2022	Undiscovered Managers Funds	39

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2022. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2022. The information necessary to complete your income tax returns for the calendar year ending December 31, 2022 will be provided under separate cover.
Dividends Received Deduction (DRD)
The Fund had 96.13%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2022.
Long Term Capital Gain
The fund distributed $201,045, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2022.
Qualified Dividend Income (QDI)
The Fund had $137,529, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2022.

40	Undiscovered Managers Funds	June 30, 2022

Rev. January 2011
FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◾Social Security number and account balances
◾transaction history and account transactions
◾checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s),respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds protect my personal information?	We collect your personal information, for example, when you:
◾open an account or provide contact information
◾give us your account information or pay us by check
◾make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
◾sharing for affiliates’ everyday business purposes – information about your creditworthiness
◾affiliates from using your information to market to you
◾sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
◾J.P. Morgan Funds doesn’t jointly market.

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THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of  JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2022. All rights reserved. June 2022.
AN-UM-622

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)	Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial expert is Kathleen M. Gallagher. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2022 – $33,408

2021 – $33,183

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2022 – $5,495

2021 – $5,495

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2022 – $10,358

2021 – $10,437

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2022 and 2021, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2022 – Not applicable

2021 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2022 – 0.0%

2021 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2021—$30.5 million

2020—$30.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
January 31, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
January 31, 2023